UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2004

GREENE COUNTY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

Tennessee	0-14289	62-1222567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Main Street, Greeneville, Tennessee 37743-4992
(Address of principal executive offices)

(423) 639-5111
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

On November 18, 2003, the Board of Directors of Greene County Bancshares, Inc. (the “Company”), as recommended by the Audit Committee, determined that the Company's independent auditors, Crowe Chizek and Company LLC (“Crowe Chizek”) would be replaced by Dixon Hughes PLLC (“Dixon Hughes”) for the year ending December 31, 2004 and that Crowe Chizek would be dismissed upon completion of Crowe Chizek's audit of the Company's financial statements for the year ended December 31, 2003. The Company filed a Current Report on Form 8-K on November 24, 2003 to report this event.

On March 10, 2004, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2003, which included the report of Crowe Chizek on the Company's financial statements as of December 31, 2003 and 2002 and for each of the years in the three year period ended December 31, 2003. The filing of the Annual Report on Form 10-K represents the completion of Crowe Chizek's services for the year ended December 31, 2003. As a result, the Company notified Crowe Chizek on March 11, 2004 that it was dismissed as the Company's independent auditors.

As stated in the Current Report on Form 8-K filed on November 24, 2003, during the fiscal years ended December 31, 2002 and 2001 and through the date of that Form 8-K, neither the Company nor anyone acting on its behalf consulted Dixon Hughes regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (2) any matter that was either the subject of a disagreement with Crowe Chizek on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of the Regulation S-K of the SEC's rules and regulations. Subsequent to November 24, 2003, and through March 11, 2004, the Company has had certain discussions with Dixon Hughes regarding issues in the ordinary course of business as they relate solely to the year ending December 31, 2004.

Crowe Chizek's reports on the Company's financial statements as of December 31, 2003 and 2002, and for each of the years in the three year period ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended December 31, 2003, 2002 and 2001, and through March 11, 2004, there were no disagreements between the Company and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations have occurred during the fiscal years ended December 31, 2003, 2002 or 2001 or through March 11, 2004.

The Company has requested Crowe Chizek to furnish the Company with a letter addressed to the Commission stating whether Crowe Chizek agrees with the above statements. A copy of Crowe Chizek's letter, dated March 15, 2004, is attached as Exhibit 16 to this Form 8-K/A.

Item 7. Exhibits.

16. Letter to the Securities and Exchange Commission from Crowe Chizek.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENE COUNTY BANCSHARES, INC.

Date: March 15, 2004	By:	/s/ R. Stan Puckett
R. Stan Puckett
Chairman of the Board and Chief Executive Officer (Duly Authorized Representative)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

16	Letter to the Securities and Exchange Commission from Crowe Chizek.